SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    Form 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 10, 2000
                                                          -----------------


                       Continental Investment Corporation
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Georgia
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                 (State or Other Jurisdiction of Incorporation)


                0-3743                                    58-0705228
------------------------------------        ------------------------------------
     (Commission File Number)               (IRS Employer Identification Number)


      10254 Miller Road, Dallas, TX                          75238
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 (Address of Principal Executive Offices)                  (Zip Code)


                                 (214) 691-1100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)



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


FORWARD-LOOKING STATEMENTS

         This Report contains forward-looking statements that involve risks and uncertainties that could cause results of operations or financial condition of Continental Investment Corporation to differ materially from those expressed or implied by the forward-looking statements. These risks include uncertainties attendant to bankruptcy proceedings, possible inaccuracy of prior published financial information about the Registrant and its subsidiaries, the uncertainties of litigation, a lack of certainty as to the amounts that can be realized on sales of certain of the company's assets, and the long-term effects of the bankruptcy reorganization on the operations of the Registrant and its subsidiaries.

Item 5.  Other Events.

         Litigation Initiated by Stewart Rahr and the Registrant. As previously reported on October 8, 1998, Stewart Rahr, who was then a holder of the Registrant's common stock, filed a lawsuit in the U.S. District Court for the Eastern District of New York. This lawsuit was subsequently removed to the Northern District of Texas, Dallas, Division, where it is currently styled Stewart Rahr v. R. Dale Sterritt, et al. (Civil Action No. 3:99-V-0628-G) (the "Sterritt Litigation"). The Third Amended Complaint alleged securities fraud, common law fraud, conspiracy and related claims against the defendants in connection with Mr. Rahr's purchase of the Registrant's common stock and certain loans. The Registrant intervened in the Sterritt Litigation, asserting fraud, breach of fiduciary duty, conspiracy and related claims against the defendants in connection with the siphoning of assets from the Registrant and the diversion of corporate opportunities.

         A jury trial in this case began on June 12, 2000 and ended June 26, 2000. At that time, the jury entered a verdict in favor of the plaintiffs against the following defendants: R. Dale Sterritt, Jr. ("Dale Sterritt"), Richard D. Sterritt, Sr. ("Dick Sterritt"), Edward W. Roush, Jr. ("Roush"), Freddie Joe Royer, Jr. ("Royer"), Malcolm M. Kelso ("Kelso"), Larry Wayne Sterritt ("Larry Sterritt"), Richard Straza ("Richard Straza"), Robyn Ann Straza-Sterritt ("Robyn Straza-Sterritt"), Sterritt Properties, Inc. ("Sterritt Properties") and 20th Century Holdings, Inc. ("20th Century"). On July 10, 2000, the court entered a final judgment (the "Final Judgment") for the plaintiffs. The Final Judgment contains the following findings:

                  "As part of its verdict, the jury found that the following defendants engaged in conduct constituting fraud: Dale Sterritt, Dick Sterritt, Roush, Royer, Larry Sterritt, Sterritt Properties, and 20th Century. In addition to these defendants, the jury also found that the following defendants engaged in conduct constituting conspiracy to commit fraud: Malcolm Kelso, Richard Straza, and Robyn Straza-Sterritt.

                  "The jury also found that the harm experienced by CIC from the failure to comply with a fiduciary duty and/or conspiracy was the result of malice or fraud on the part of the following defendants: Dale Sterritt, Dick Sterritt, Roush, Royer, Kelso, Larry Sterritt, and Sterritt Properties.

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



                  "In addition, the jury found that the following defendants committed theft: Dale Sterritt, Dick Sterritt, Roush, Royer, and Kelso.

                  "Finally,   the  jury  found  that  certain   defendants  were
         responsible  for the  conduct of the  following  corporations:  (1) for
         Kelso & Roush,  Inc.: Kelso and Roush; (2) for Nikko Trading of America
         Corporation: Dale Sterritt, Dick Sterritt, Roush, Royer, and Kelso; (3)
         for Woodland Ventures,  Inc.: Dale Sterritt, Dick Sterritt,  Roush, and
         Kelso;  (4) for Swan Financial  Services,  Inc.: Dale Sterritt and Dick
         Sterritt;  (5) for Atremo  Holdings,  Inc.,  S.A.: Dale Sterritt,  Dick
         Sterritt,  Roush,  and Royer; and (6) for Wallenberg  Financial,  Inc.,
         S.A.: Dale Sterritt, Dick Sterritt, Roush, and Royer.

                  "The Court now renders judgment for Plaintiffs based on the jury's verdict and incorporates the jury's findings for the purpose of this judgment."

         The Final Order entered judgment against the defendants in the amounts indicated below.

                                Actual Damages &   Profits Wrongfully     Exemplary
       Defendants                   Interest           Obtained            Damages
       -----------                -----------        -----------        ------------
Dale Sterritt, Dick Sterritt,     $33,584,229 2
Roush, Royer, Kelso, Larry
Sterritt, Richard Straza,
Robyn Straza-Sterritt, Sterritt
Properties, and 20th Century 1

R. Dale Sterritt, Jr.                                 $8,000,000        $100,000,000

Richard D. Sterritt, Sr.                              $3,000,000         $20,000,000

Edward W. Roush, Jr.                                                     $10,000,000

Freddie Joe Royer, Jr.                                                   $10,000,000

Malcolm M. Kelso                                                         $10,000,000

Larry Wayne Sterritt                                  $1,000,000         $10,000,000

Sterritt Properties, Inc.                            $12,000,000         $16,000,000
                                  -----------        -----------        ------------
          Total                   $33,584,229        $24,000,000        $176,000,000
                                  ===========        ===========        ============


         The total award of the Final Judgment was $233,584,229 before the addition of post-judgment interest. As previously reported, the Registrant and Mr. Rahr have entered into agreements that, among other things, provide that eighty-five percent (85%) of any amounts collected will be paid to Mr. Rahr with the remaining fifteen percent (15%) going to the Registrant. The Final Judgment is presently subject to rights of appeal by the defendants, if they elect to perfect those rights.


--------------
1 These defendants are jointly and severally liable for this amount.

2 These defendants were found liable for a total of $27,831,712 of actual damages and $5,752,517 of pre-judgment interest. Post-judgment interest will accrue against the defendants as provided by law.

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

         The Registrant is unable to predict what amounts, if any, will be collected pursuant to the Final Judgment. Since, however, the amount which can be collected will depend, in part, on the financial resources of the defendants against whom the Judgment was entered. The Registrant believes that it is unlikely that more than a small fraction of the amounts awarded in the Final Judgment will be collected.

         In addition, the Registrant and Mr. Rahr presented evidence at the trial, including expert testimony, that the Registrant's previously published financial information materially overstated the value of certain of the Registrant's assets. Both the jury's verdict and the Final Judgment are consistent with this evidence.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                            CONTINENTAL INVESTMENT CORPORATION



Date: August 3, 2000                        BY:    /s/ J. B. Morris
                                                 ------------------------------
                                                       J. B. Morris, President








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                                    EXHIBITS

99.1 Order of Final Judgment, dated July 10, 2000, entered in Stewart Rahr, et. al. v. R. Dale Sterritt et. al., in the U.S. District Court for the Northern District of Texas, Dallas Division (Civil Action No. 3:99-CV-0628-G).














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